SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   August 31, 2001
                                                   ---------------



                              SHOCHET HOLDING CORP.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                 1-15733                 59-2651232
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(State or Other Jurisdiction     (Commission File         (IRS Employer
    of Incorporation)                Number)            Identification No.)



433 Plaza Real, Suite 245, Boca Raton, Florida                  33432
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code    (561) 362-9300
                                                    ----------------------



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.           Acquisition or Disposition of Assets

         On August 31, 2001, Shochet Holding Corp. (the "Company") and Shochet Securities, Inc., the Company's wholly owned subsidiary ("Shochet" and, together with the Company, the "Shochet Parties"), consummated the transactions contemplated by an agreement ("Agreement"), dated August 1, 2001, and supplemented and amended on August 31, 2001, by and among the Company and Shochet, on the one hand, and BlueStone Capital Corp. ("BlueStone") and HealthStar Corp. ("HealthStar") on the other hand.

         Pursuant to the Agreement, at the closing, Shochet sold and transferred to BlueStone the substantial majority of its securities brokerage accounts, registered representatives and employees and other tangible and intangible assets. Included in the transferred assets are all rights owned by the Shochet Parties in the "Shochet" name and related URLs, trademarks and other intellectual property. In addition, Shochet has the right, subject to appropriate receipt of necessary consents, to assign and/or sublet any and all leased properties currently utilized by Shochet to BlueStone.

         In consideration for the transfer of these assets:

         o Shochet will receive a cash fee equal to 8% of the gross revenues actually generated and collected by BlueStone from the transferred accounts); and

         o Shochet received 100,000 restricted shares of the common stock of HealthStar; and

         o BlueStone assumed and fully paid at the closing of the transaction Shochet's obligations with respect to a $500,000 principal amount subordinated note due in August 2001 issued by Shochet to Firebrand Financial Group, Inc., an affiliated party ("Firebrand").

         In connection with the transaction, the Shochet Parties entered into an Inter-Company Services Agreement ("Services Agreement") with Firebrand, dated as of August 1, 2001. Under the Services Agreement:

         o Firebrand provided services to the Shochet Parties in connection with the negotiation and consummation of the Agreement;

         o Firebrand will assist Shochet in the subsequent wind-down of its operations for a period not to exceed three-months from the date of the closing of the transaction;

         o Firebrand will provide the Shochet Parties with use of office space and other administrative and back-office services.

         Under the Services Agreement, the Shochet Parties (a) paid Firebrand $75,000 upon the consummation of the transaction and (b) will pay Firebrand a monthly fee of $20,000 for the wind-down services. Once the wind-down period has ended, the Shochet Parties and Firebrand will negotiate an appropriate monthly fee if services are needed thereafter.

                                       2

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (b)      Pro Forma Financial Information*

         (c)      Exhibits

Exhibit
Number   Description
-------  -----------

10.1 Agreement, dated as of August 1, 2001, among Shochet Holding Corp., Shochet Securities, Inc., BlueStone Capital Corp. and HealthStar Corp.

10.2     Supplement and Amendment to the Agreement, dated August 31, 2001.

10.3 Form of Inter-Company Services Agreement, dated as of August 1, 2001, by and among Shochet Holding Corp., Shochet Securities, Inc. and Firebrand Financial Group, Inc.



  ------------------------------------------------

* Pro forma financial statements as required pursuant to Article 11 of Regulation S-X shall be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     September 14, 2001         SHOCHET HOLDING CORP.


                                          /s/ Arnold Roseman
                                      By: _________________________________
                                          Arnold Roseman
                                          Chief Financial Officer












































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                                EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

10.1 Agreement, dated as of August 1, 2001, among Shochet Holding Corp., Shochet Securities, Inc., BlueStone Capital Corp. and HealthStar Corp.

10.2     Supplement and Amendment to the Agreement, dated August 31, 2001.

10.3 Form of Inter-Company Services Agreement, dated as of August 1, 2001, by and among Shochet Holding Corp., Shochet Securities, Inc. and Firebrand Financial Group, Inc.